[Logo] M F S (R)                                                ANNUAL REPORT
INVESTMENT MANAGEMENT                                           AUGUST 31, 2000
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) JAPAN EQUITY FUND

MFS(R) JAPAN EQUITY FUND
TRUSTEES                                                 ASSISTANT TREASURERS
                                                         Mark E. Bradley*
Marshall N. Cohan+ -- Private Investor                   Robert R. Flaherty*
                                                         Laura F. Healy*
Lawrence H. Cohn, M.D.+ -- Chief of Cardiac              Ellen Moynihan*
Surgery, Brigham and Women's Hospital; Professor
of Surgery, Harvard Medical School                       SECRETARY
                                                         Stephen E. Cavan*
The Hon. Sir J. David Gibbons, KBE+ -- Chief
Executive Officer, Edmund Gibbons Ltd.; Chairman,        ASSISTANT SECRETARY
Colonial Insurance Company, Ltd.                         James R. Bordewick, Jr.*

Abby M. O'Neill+ -- Private Investor                     CUSTODIAN
                                                         State Street Bank and Trust Company
Walter E. Robb, III+ -- President and Treasurer,
Benchmark Advisors, Inc. (corporate financial            AUDITORS
consultants); President, Benchmark Consulting            Ernst & Young LLP
Group, Inc. (office services)
                                                         INVESTOR INFORMATION
Arnold D. Scott* -- Senior Executive Vice                For information on MFS mutual funds, call your
President, Director, and Secretary, MFS Investment       investment professional or, for an information
Management                                               kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
Jeffrey L. Shames* -- Chairman and Chief Executive       message anytime).
Officer, MFS Investment Management
                                                         INVESTOR SERVICE
J. Dale Sherratt+ -- President, Insight Resources,       MFS Service Center, Inc.
Inc. (acquisition planning specialist)                   P.O. Box 2281
                                                         Boston, MA 02107-9906
Ward Smith+ -- Former Chairman (until 1994),
NAACCO Industries (holding company)                      For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to 8
INVESTMENT ADVISER                                       p.m. Eastern time.
Massachusetts Financial Services
Company                                                  For service to speech- or hearing- impaired, call
500 Boylston Street                                      toll free: 1-800-637-6576 any business day from 9
Boston, MA 02116-3741                                    a.m. to 5 p.m. Eastern time. (To use this service,
                                                         your phone must be equipped with a
DISTRIBUTOR                                              Telecommunications Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                                      For share prices, account balances, exchanges, or
Boston, MA 02116-3741                                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
CHAIRMAN AND PRESIDENT                                   touch-tone telephone.
Jeffrey L. Shames*
                                                         WORLD WIDE WEB
DIRECTOR OF INTERNATIONAL                                www.mfs.com
EQUITY RESEARCH
David A. Antonelli*

TREASURER
James O. Yost*


+ Independent Trustee
* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- make us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flows, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

    o face-to-face contact with senior management as well as front-line workers

    o analysis of the company's financial statements and balance sheets

    o contact with the company's current and potential customers

    o contact with the company's competitors

    o our own forecasts of the company's future market share, cash flows, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes each manager will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in it's January 10, 2000 issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people tend to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 35 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
The fund seeks to provide capital appreciation by investing in common stocks and related securities of companies with above-average growth potential and whose principal activities are located in Japan. We may also invest in stocks that are, in our opinion, undervalued. The fund may invest in securities of companies of any size. The fund is nondiversified, which means that it may invest a relatively high percentage of its assets in a small number of holdings.

In selecting securities for the portfolio, we use a bottom-up approach to look for companies that possess strong management teams with clearly defined strategies, strong franchises with substantial barriers to new entrants, strong cash flows, recurring revenue streams, potential for high profit margins, and a catalyst that may accelerate growth.

The fund commenced investment operations on June 1, 2000, with the offering of Class A shares. At the end of the period, the fund held 46 equity positions. The top sectors in the portfolio were technology, at 31% of assets; utilities and communications, at 15%; industrial goods and services, at 13%; and health care, at 11% of assets.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of International Equity Research

The opinions expressed in this report are those of the Director of International Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

Investment in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified.

PORTFOLIO OF INVESTMENTS - August 31, 2000

Stocks - 94.4%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-------------------------------------------------------------------------------------------------------
Japan
  Automotive - 1.5%
    Honda Motor Co.                                                       2,000              $   73,171
-------------------------------------------------------------------------------------------------------
  Beverages - 1.1%
    ITO EN Ltd.                                                             700              $   51,876
-------------------------------------------------------------------------------------------------------
  Broadcasting - 0.7%
    Tokyo Broadcasting System, Inc.                                       1,000              $   35,835
-------------------------------------------------------------------------------------------------------
  Building Products - 2.5%
    Daikin Industries Ltd.                                                6,000              $  120,732
-------------------------------------------------------------------------------------------------------
  Business Services - 3.0%
    Secom Co., Ltd.                                                       2,000              $  145,779
-------------------------------------------------------------------------------------------------------
  Chemicals - 3.0%
    Shin Etsu Chem Co., Ltd.                                              3,000              $  147,467
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 3.6%
    Fujitsu Ltd.                                                          6,000              $  173,921
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.3%
    Meitec Corp.                                                            300              $   13,874
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.7%
    Uni Charm Corp.                                                         700              $   36,445
-------------------------------------------------------------------------------------------------------
  Electronics - 35.5%
    Furukawa Electric Co., Ltd.                                           1,000              $   32,176
    Canon, Inc.                                                           4,000                 178,987
    Futaba Corp.                                                          1,000                  41,276
    Hitachi Ltd.                                                         14,000                 165,872
    Keyence Corp.                                                           400                 132,833
    Mimasu Semiconductor Industry Co., Ltd.                               4,200                  70,959
    Mitsubishi Electric Corp.                                            13,000                 121,341
    Murata Manufacturing Co., Ltd.                                        1,800                 275,741
    Nidec Corp.                                                             500                  43,996
    Nintendo Co., Ltd.                                                      700                 121,088
    Nitto Denko Corp.                                                     3,000                 121,576
    Pioneer Electronic Corp.                                              3,000                 126,642
    Rohm Co., Ltd.                                                          500                 142,355
    Sony Corp.                                                              700                  78,143
    Victor Company of Japan                                               9,000                  75,985
                                                                                             ----------
                                                                                             $1,728,970
-------------------------------------------------------------------------------------------------------
  Financial Services - 2.9%
    Aeon Credit Service Co., Ltd.                                           500              $   28,987
    Jafco Co., Ltd.                                                         200                  33,771
    Nikko Securities Co., Ltd.                                            8,000                  77,223
                                                                                             ----------
                                                                                             $  139,981
-------------------------------------------------------------------------------------------------------
  Insurance - 1.1%
    AFLAC, Inc.                                                             950              $   51,300
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 7.9%
    Chugai Pharmaceutical Co., Ltd.                                      10,000              $  178,237
    Eisai Co., Ltd.                                                       3,000                  90,619
    Sankyo Co., Ltd.                                                      1,000                  23,171
    Shionogi & Co., Ltd.                                                  2,000                  35,272
    Takeda Chemical Industries Co.                                        1,000                  59,193
                                                                                             ----------
                                                                                             $  386,492
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.2%
    Hoya Corp.                                                            1,000              $   95,685
    Moritex Corp.                                                           500                  62,383
                                                                                             ----------
                                                                                             $  158,068
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.7%
    Fujisawa Pharmaceuticals                                              1,000              $   34,052
-------------------------------------------------------------------------------------------------------
  Photographic Products - 2.7%
    Nikon Corp.                                                           2,000              $   61,351
    Olympus Optical Co.                                                   4,000                  70,169
                                                                                             ----------
                                                                                             $  131,520
-------------------------------------------------------------------------------------------------------
  Railroads - 2.3%
    East Japan Railway Co.                                                   21              $  114,259
-------------------------------------------------------------------------------------------------------
  Real Estate - 0.9%
    Sumitomo Realty & Development Co., Ltd.                              10,000              $   43,433
-------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.2%
    Saizeriya Co., Ltd.                                                   1,040              $   60,585
-------------------------------------------------------------------------------------------------------
  Retail - 5.3%
    Fast Retailing Co.                                                      800              $  128,481
    Fast Retailing Co.*                                                     800                 128,480
                                                                                             ----------
                                                                                             $  256,961
-------------------------------------------------------------------------------------------------------
  Telecommunications - 7.6%
    NTT Mobile Communications Network, Inc.                                  14              $  370,356
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.5%
    Tokyo Gas Co., Ltd.                                                  48,000              $  123,377
-------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 4.2%
    Nippon Telegraph & Telephone Co.                                         17              $  202,533
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,682,550)                                                   $4,600,987
-------------------------------------------------------------------------------------------------------
Short-Term Obligation - 2.4%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 9/01/00, at Amortized Cost             $    120              $  120,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,802,550)                                              $4,720,987

Other Assets, Less Liabilities - 3.2%                                                           154,890
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $4,875,877
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2000
-------------------------------------------------------------------------------
Assets:
Investments -
  Identified cost                                                    $4,802,550
  Unrealized depreciation                                               (81,563)
                                                                     ----------
        Total investments, at value                                  $4,720,987
  Cash                                                                    8,006
  Receivable for investments sold                                       181,018
  Dividends receivable                                                    1,265
                                                                     ----------
        Total assets                                                 $4,911,276
                                                                     ----------
Liabilities:
  Payable for investments purchased                                  $   35,231
  Payable to affiliates -
    Management fee                                                          135
    Reimbursement fee                                                        33
                                                                     ----------
      Total liabilities                                              $   35,399
                                                                     ----------
Net assets                                                           $4,875,877
                                                                     ==========
Net assets consist of:
  Paid-in capital                                                    $5,032,926
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                     (81,647)
  Accumulated net realized loss on investments and
    foreign currency transactions                                       (65,086)
  Accumulated net investment loss                                       (10,316)
                                                                     ----------
      Total                                                          $4,875,877
                                                                     ==========
    Shares of beneficial interest outstanding                          503,689
                                                                       =======

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $ 9.68
                                                                       ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
PERIOD ENDED AUGUST 31, 2000*
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                         $    4,497
    Dividends                                                             1,478
    Foreign taxes withheld                                                 (210)
                                                                     ----------
      Total investment income                                        $    5,765
                                                                     ----------
  Expenses -
    Management fee                                                   $   12,151
    Shareholder servicing agent fee                                       1,215
    Distribution and service fee                                          4,272
    Administrative fee                                                      212
    Printing                                                             15,305
    Auditing fees                                                         7,800
    Custodian fee                                                         5,871
    Legal fees                                                              850
    Postage                                                                  54
    Miscellaneous                                                         1,149
                                                                     ----------
      Total expenses                                                 $   48,879
    Fees paid indirectly                                                 (2,152)
    Reduction of expenses by investment adviser and
      distributor                                                       (31,538)
                                                                     ----------
      Net expenses                                                   $   15,189
                                                                     ----------
        Net investment loss                                          $   (9,424)
                                                                     ----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                          $  (65,085)
    Foreign currency transactions                                        (5,843)
                                                                     ----------
      Net realized loss on investments and foreign currency
        transactions                                                 $  (70,928)
                                                                     ----------
  Change in unrealized depreciation -
    Investments                                                      $  (81,563)
    Translation of assets and liabilities in foreign
      currencies                                                            (84)
                                                                     ----------
      Net unrealized loss on investments and foreign
        currency translation                                         $  (81,647)
                                                                     ----------
        Net realized and unrealized loss on investments and
          foreign currency                                           $ (152,575)
                                                                     ----------
          Decrease in net assets from operations                     $ (161,999)
                                                                     ==========

* For the period from the commencement of the fund's investment operations, June 1, 2000, through August 31, 2000.

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
PERIOD ENDED AUGUST 31, 2000*
-------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                                $   (9,424)
  Net realized loss on investments and foreign currency
    transactions                                                        (70,928)
  Net unrealized loss on investments and foreign
    currency translation                                                (81,647)
                                                                     ----------
      Decrease in net assets from operations                         $ (161,999)
                                                                     ----------
Net increase in net assets from fund share transactions              $5,037,876
                                                                     ----------
      Total increase in net assets                                   $4,875,877
Net assets:
  At beginning of period                                                   --
                                                                     ----------
  At end of period                                                   $4,875,877
                                                                     ----------
  Accumulated net investment loss included in net
    assets at end of period                                          $  (10,316)
                                                                     ==========

* For the period from the commencement of the fund's investment operations, June 1, 2000, through August 31, 2000.

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------
PERIOD ENDED AUGUST 31, 2000*                                       CLASS A
---------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $10.00
                                                                     ------
Income from investment operations# -
  Net investment loss(S)                                             $(0.02)
  Net realized and unrealized loss on investments and foreign
    currency                                                          (0.30)
                                                                     ------
      Total from investment operations                               $(0.32)
                                                                     ------
Less distributions declared to shareholders from net investment
  income                                                             $ --
                                                                     ------
Net asset value - end of period                                      $ 9.68
                                                                     ======
Total return(+)                                                       (3.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           1.42%+
  Net investment loss                                                 (0.77)%+
Portfolio turnover                                                       21%
Net assets at end of period (000 omitted)                            $4,876

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. In addition the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
        Net investment loss                                          $(0.07)
        Ratios (to average net assets):
          Expenses##                                                   3.65%+
          Net investment loss                                         (3.00)%+
  * For the period from the commencement of the fund's investment operations, June 1, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Japan Equity Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2000, $892 and $4,950 was reclassified from accumulated net investment loss and paid in capital, respectively to accumulated net realized loss on investments and foreign currency transactions due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share. At August 31, 2000, accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for foreign currency and capital losses.

At August 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $63,475 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2008.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets. The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. At the year ended August 31, 2000, aggregate unreimbursed expenses amounted to $27,266.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services for the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of the fund for the period ended August 31, 2000.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on the behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. The funds payment of the 0.10% per annum Class A distribution fee and the 0.25% per annum Class A service fee are currently being waived by MFD.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed on Class A shares of the fund during the period ended August 31, 2000.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $5,756,292 and $1,008,657, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $4,814,477
                                                                    ----------
Gross unrealized depreciation                                       $ (233,125)
Gross unrealized appreciation                                          139,635
                                                                    ----------
    Net unrealized depreciation                                     $  (93,490)
                                                                    ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                                 PERIOD ENDED AUGUST 31, 2000*
                                                 -----------------------------
                                                           SHARES       AMOUNT
------------------------------------------------------------------------------
Shares sold                                               503,739   $5,038,388
Shares issued to shareholders in reinvestment of
  distributions                                              --          --
Shares reacquired                                             (50)        (512)
                                                          -------   ----------
    Net increase                                          503,689   $5,037,876
                                                          =======   ==========

* For the period from the commencement of the fund's investment operations, June 1, 2000, through August 31, 2000.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. There was no commitment fee allocated to the fund. The fund had no borrowings during the period.

REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS Japan Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Japan Equity Fund (the fund), including the schedule of portfolio investments, as of August 31, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights from June 1, 2000 (commencement of operations) to August 31, 2000. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Japan Equity Fund at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights from June 1, 2000 (commencement of operations) to August 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                                  /s/ ERNST & YOUNG LLP
Boston, Massachusetts
October 9, 2000




                 --------------------------------------------
 This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FEDERAL TAX INFORMATION

In January 2001, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2000.

MFS(R) JAPAN EQUITY FUND

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INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                             INC-2-1 10/00 1.5M